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                                  EXHIBIT 23.1





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Rite Aid Corporation

We consent to the use of our reports incorporated by reference herein and to the reference to our firm as experts in accounting and auditing.

Our report on the consolidated financial statements refers to a change in the method of accounting for investments in the fiscal year ended March 4, 1995.





                                  /s/ KPMG PEAT MARWICK LLP
                                  KPMG Peat Marwick LLP



Harrisburg, Pennsylvania
July 12, 1996